TERMINATION OF PRODUCTION PAYMENT

STATE OF TEXAS

COUNTY OF COLEMAN

WHEREAS, Adino Exploration, LLC ("Adino") and BlueRock Energy Capital II, LLC ("BlueRock"), are parties to a Conveyance of Production Payment dated effective as of October 1, 2011, recorded at Volume 38, Page 395, Official Public Records of Coleman County, Texas; (hereinafter referred to as the "Conveyance");

WHEREAS, the obligations under the Conveyance have been satisfied and BlueRock desires to terminate the production payment provided for in the Conveyance;

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, BlueRock has RELEASED, DISCHARGED, AND TERMINATED, without warranty, representation or recourse, either express or implied, and by these presents does hereby RELEASE, DISCHARGE, AND TERMINATE, without warranty, representation or recourse, either express or implied, the Conveyance.

IN WITNESS WHEREOF, this instrument is executed this 24th day of October, 2012, but effective as of September 1, 2012.

BLUEROCK ENERGY CAPITAL II, LLC

By: Catherine L. Sliva
Catherine L. Sliva
President

THE STATE OF TEXAS

COUNTY OF HARRIS

This instrument was acknowledged before me on this 24th day of October, 2012, by **Catherine L. Sliva**, President of **BlueRock Energy Capital II, LLC**, a Delaware limited liability company, on behalf of said company.

LUCYNDA S. HERRIN
Notary Public, State of Texas
My Commission Expires
September 18, 2014

Lucynda S. Herrin
Notary Public in and for
The State of Texas

RELEASE

STATE OF TEXAS §
§
COLEMAN COUNTY §

WHEREAS, **BlueRock Energy Capital II, LLC**, a Delaware limited liability company ("Mortgagor"), executed that certain Deed of Trust, Mortgage, Security Agreement, Financing Statement and Assignment of Production dated effective March 6, 2012 ("Deed of Trust"), to **A. Stephen Kennedy**, Trustee, for the benefit of **Amegy Bank National Association**, as Administrative Agent (in such capacity, "Mortgagee"), for itself and the other financial institutions and banks that from time to time are parties to the Credit Agreement (as defined in the Deed of Trust), which Deed of Trust having been recorded March 12, 2012 in Book 43, Page 122, Entry #00000532 in the Official Records of Coleman County, Texas.

WHEREAS, the Deed of Trust covers a certain conveyance of production payment, permanent override and other assets and rights of Mortgagor defined therein as the "Mortgaged Property."

WHEREAS, Mortgagee has been requested to release its liens and security interests created by and existing under the Deed of Trust.

NOW, THEREFORE, for One Hundred Dollars ($100.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Mortgagee does hereby RELEASE AND DISCHARGE the Deed of Trust, INSOFAR BUT ONLY INSOFAR as the liens, security interests and other rights granted under the Deed of Trust encumber and affect the Production Payments but not the Permanent ORRIs (each as defined in the Deed of Trust) assigned to Mortgagor by ***Adino Exploration, LLC*** pursuant to that certain Conveyance of Production Payment dated effective October 1, 2011, recorded in Book 38, Page 395 of the Official Records of Coleman County, Texas.

[Remainder of Page Intentionally Left Blank.]

Executed as of date set forth in the acknowledgment below, but effective for all purposes as of the 16th day of October, 2012.

AMEGY BANK NATIONAL ASSOCIATION,
as Administrative Agent

By: [signature]
William Robinson III
Vice President

STATE OF TEXAS §
§
COUNTY OF HARRIS §

This instrument was acknowledged before me on the 16th day of October, 2012 by William Robinson II, Vice President of Amegy Bank National Association, a national banking association, on behalf of said bank.

[signature]
Notary Public, State of Texas

JACKIE R COOPER
NOTARY PUBLIC
STATE OF TEXAS
MY COMM. EXP. 06/07/2015

ASSIGNMENT OF OVERRIDING ROYALTY

THE STATE OF TEXAS §

§

COUNTY OF COLEMAN §

THAT, **ADINO EXPLORATION, LLC**, whose address is 2500 City West Blvd., Suite 300, Houston, TX 77042 (hereinafter referred to as "Assignor"), for and in consideration of the sum of Ten Dollars ($10.00) cash in hand and other valuable consideration, the receipt of which is hereby acknowledged, has granted, bargained, sold, conveyed and assigned and does by these presents grant, bargain, sell, convey and assign unto and in favor of **BLUEROCK ENERGY CAPITAL II, LLC**, a Texas limited liability company, whose address is 20445 State Highway 249, Suite 160, Houston, TX 77070 (hereinafter referred to as "Assignee"), subject to the terms and provisions hereinafter set forth, an overriding royalty of three percent of eight-eighths (3% of 8/8) of all the oil, gas and other minerals produced, saved and marketed from those certain Oil, Gas and Mineral Leases described in Exhibit "A", attached hereto and made a part hereof (hereinafter referred to as "Said Leases"). The overriding royalty shall be proportionately reduced to the working interest shown on said Exhibit "A".

Except as provided herein to the contrary, the overriding royalty herein assigned shall be paid or delivered to Assignee in the same manner, by the same method, at the same time, and under the same conditions as is provided in Said Leases for the payment and delivery of royalty to the Lessors under the applicable lease.

The overriding royalty herein assigned shall be free and clear of all cost, risk and expense of production, operations, treating, dehydration, compressing, marketing, transporting and/or delivery of the oil, gas and other minerals produced from Said Leases, but shall bear its proportion of all severance, production, gathering or any other taxes now or hereafter applicable thereto or affecting same, and shall be computed only after deducting its proportionate share of all minerals used for operations upon the lands covered by Said Leases, or upon any unit comprising all or any portion of same, provided that such use or uses are authorized under Said Leases.

In the event Said Leases, or any one of them, cover less than One Hundred Percent (100%) of the full and entire undivided interest in and to all the mineral rights relating thereto (whether or not Said Lease only purports to cover a lesser interest) then and in that event, the overriding royalty herein assigned, as to the lands in which Said Lease(s) do not cover such One Hundred Percent (100%) of the full and entire undivided interest, shall be reduced to the proportion thereof which the mineral interest covered by Said Lease(s) bears to such One Hundred Percent (100%) of the full and entire undivided interest.

SMe

ASSIGNMENT OF OVERRIDING ROYALTY

THE STATE OF TEXAS §
§
COUNTY OF COLEMAN §

THAT, **ADINO EXPLORATION, LLC**, whose address is 2500 City West Blvd., Suite 300, Houston, TX 77042 (hereinafter referred to as "Assignor"), for and in consideration of the sum of Ten Dollars ($10.00) cash in hand and other valuable consideration, the receipt of which is hereby acknowledged, has granted, bargained, sold, conveyed and assigned and does by these presents grant, bargain, sell, convey and assign unto and in favor of **BLUEROCK ENERGY CAPITAL II, LLC,** a Texas limited liability company, whose address is 20445 State Highway 249, Suite 160, Houston, TX 77070 (hereinafter referred to as "Assignee"), subject to the terms and provisions hereinafter set forth, an overriding royalty of two percent of eight-eighths (2% of 8/8) of all the oil, gas and other minerals produced, saved and marketed from those certain Oil, Gas and Mineral Leases described in Exhibit "A", attached hereto and made a part hereof (hereinafter referred to as "Said Leases"). The overriding royalty shall be proportionately reduced to the working interest shown on said Exhibit "A".

Except as provided herein to the contrary, the overriding royalty herein assigned shall be paid or delivered to Assignee in the same manner, by the same method, at the same time, and under the same conditions as is provided in Said Leases for the payment and delivery of royalty to the Lessors under the applicable lease.

The overriding royalty herein assigned shall be free and clear of all cost, risk and expense of production, operations, treating, dehydration, compressing, marketing, transporting and/or delivery of the oil, gas and other minerals produced from Said Leases, but shall bear its proportion of all severance, production, gathering or any other taxes now or hereafter applicable thereto or affecting same, and shall be computed only after deducting its proportionate share of all minerals used for operations upon the lands covered by Said Leases, or upon any unit comprising all or any portion of same, provided that such use or uses are authorized under Said Leases.

In the event Said Leases, or any one of them, cover less than One Hundred Percent (100%) of the full and entire undivided interest in and to all the mineral rights relating thereto (whether or not Said Lease only purports to cover a lesser interest) then and in that event, the overriding royalty herein assigned, as to the lands in which Said Lease(s) do not cover such One Hundred Percent (100%) of the full and entire undivided interest, shall be reduced to the proportion thereof which the mineral interest covered by Said Lease(s) bears to such One Hundred Percent (100%) of the full and entire undivided interest.

Assignor hereby reserves the right, at its election, to pool and unitize Said Leases, or any of them, with each other or with other leases or lands, in the manner and with the same effect as authorized under the terms of Said Leases as now constituted or as hereafter amended or as may be hereafter authorized by the Lessor thereof. In the event of such unitization, in lieu of the overriding royalty herein assigned, Assignee shall receive, from the production from the unit or units so pooled, only such proportion of such overriding royalty as the total amount of Assignee's acreage (mineral rights) so pooled in the particular unit or units involved.

The overriding royalty interest hereby assigned shall apply to any new lease, renewal or extension of Said Leases that may be acquired by Assignor, its successors or assigns, within six (6) months after the expiration of said lease. For the purposes of this provision the word "extension" is defined as an amendment to any of Said Leases extending its term. The terms "new lease" or "renewal" are defined as a new lease acquired by Assignor covering all or any portion of the same mineral rights and interests now covered by any of Said Leases, provided that in the event that Assignor acquires less than the leasehold or working interest that Assignor now holds in Said Lease covering lands covered by such new lease, then the overriding royalty interests shall be proportionately reduced.

Assignor warrants title to the interests assigned herein, but only to the extent of claims arising by, through or under Assignor, but not otherwise, and Assignor warrants that the interests assigned are free and clear of all liens, claims, and/or encumbrances arising by, through or under Assignor, but not otherwise.

This assignment and its terms and provisions shall be binding upon the parties hereto, their respective heirs, successors and assigns forever.

IN WITNESS WHEREOF, this instrument is executed and delivered this ____ day of October, 2011, but effective as of September 1, 2011.

ADINO EXPLORATION, LLC
By Adino Energy Corporation, Its Sole Member

By: ______________________
Shannon W. McAdams
President

EXHIBIT "A"
Attached to Assignment of Overriding Royalty from Adino Exploration. LLC
to BlueRock Energy Capital II, LLC

Lessor:	James E. Leonard
Lessor:	PetroGreen Energy, LLC
Date:	April 27, 2010
Recorded:	Volume 18, Page 536, Official Records of Coleman County, Texas

END OF EXHIBIT "A"